UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 11, 2017
Date of Report (Date of earliest event reported)

MODERN MOBILITY AIDS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-168983	27-4677038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Canadian Place Suite 350 Toronto, Ontario Canda	M5X 1C1
(Address of principal executive offices)	(Zip Code)

(416) 890 4820
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry Into a Material Definitive Agreement

On October 11, 2017, the Board of Directors of Modern Mobility Aids, Inc., a Nevada corporation (the “Company”) authorized the execution of that certain letter of intent (the “Letter of Intent”) among the Company, 2539296 Ontario Limited, a corporation organized under the laws of the Province of Ontario (“2539296 Ontario”) and Marble Mining Company Inc., a corporation organized under the laws of Province of Ontario (“Marble Mining), which provides for the acquisition of 2539296 Ontario and Marble Mining.

In accordance with the terms and provisions of the Letter of Intent, MDRM Group (Canada) Ltd., a Canadian subsidiary of the Company (“MDRM”) shall: (i) acquire all of the total issued and outstanding shares of common stock from the shareholders of 2539296 Ontario for consideration of $500,000 in cash, the issuance of 257,460 shares of common stock of MDRM (which will be exchangeable into 257,460,494 shares of the Company) and 500,000 shares of preferred stock of the Company (which will have voting rights of 200 to one); and (ii) acquire all of the total issued and outstanding shares of common stock from the shareholders of Marble Mining for consideration of the issuance of 273,552 shares of common stock of MDRM (which will be exchangeable into 547,103,549 shares of common stock of the Company). In addition, MDRM may make the following purchases: (i) 1,050,000 shares of common stock of Marble Mining for $2,000,000 on or before November 30, 2017; and (ii) 1,050,000,000 shares of common stock of Marble Mining for $4,000,000 on or before March 31, 2018.

In accordance with further terms and provisions of the Letter of Intent: (i) certain key employees of 2539296 and Marble Mining shall enter into employment contracts with MDRM for not more than a three year period providing for salary and benefits; (ii) a first draft of a share purchase agreement shall be provided on or before October 16, 2017; (iii) the respective board of directors of and majority shareholders of 2539296 Ontario and Marble Mining shall have approved the share purchase agreements; (iv) MDRM shall have received audited financial statements for all prior fiscal years since inception of 2539296 Ontario and Marble Mining, respectively; and (v) MDRM shall have conducted its legal, environmental, business and financial due diligence reviews of 2539296 Ontario and Marble Mining, respectively.

In is anticipated that the parties will negotiate in good faith with an intent to execute a definitive share purchase agreement on or before October 31, 2017.

The foregoing is a summary description of the terms and conditions of the Letter of Intent and does not purport to be complete and is qualified in its entirety by reference to the Letter of Intent, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01
Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.01 Letter of Intent dated October 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN MOBILITY AIDS, INC.
DATE: October 12, 2017	/s/ Tito DiMarco
Name: Tito DiMarco Title: President/Chief Executive Officer
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